SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      February 20, 1998


NATIONSBANC SSET SECURITIES INC.

(as depositor under the Trust Agreement, dated as of December 1, 1997, providing for the issuance of NationsBanc Asset Securities, Inc.
Asset Backed Certificates, Series 1997-1
NationsBanc Home Equity Services Corporation
(Exact name of registrant as specified in its charter)


              Delaware                    333-32857           Applied For
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


100 North Tryon Street
Charlotte, North Carolina                     28255
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (704) 386-2400

Item 5. Other Events







     On February 20, 1998 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated February 20, 1998.
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.

     A.     Monthly Report Information
            See Exhibit No.1


     B.     Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.     Item 1: Legal Proceedings:  NONE

     D.     Item 2: Changes in Securities:   NONE

     E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

     Exhibit No.

     _________1.     Monthly Distribution Report dated February 20, 1998.



NATIONSBANC ASSET SECURITIES, INC.
ASSET BACKED CERTIFICATES, SERIES 1997-1


REPORTS TO CERTIFICATEHOLDERS

Distribution Date:      20-Feb-98

                         Original      Beginning
                      Certificate    Certificate     Principal         Interest
Class    Cusip        Face Value         Balance   Distribution     Distributed
A    63859HAA0     365,775,000.00 362,566,439.50   4,693,795.36    1,843,990.25
X    63859HAB8     365,775,004.73 363,495,574.64           0.00            0.00
LR              NA           0.00           0.00           0.00            0.00
MR              NA           0.00           0.00           0.00            0.00
UR              NA           0.00           0.00           0.00            0.00
Total         0.00 365,775,000.00 362,566,439.50   4,693,795.36    1,843,990.25
                                      Ending
         Total        Realized      Certificate
Class Distribution     Losses         Balance
A     6,537,785.61           0.00 357,872,644.14
X             0.00           0.00 359,746,753.63
LR            0.00           0.00           0.00
MR            0.00           0.00           0.00
UR            0.00           0.00           0.00
Total 6,537,785.61           0.00 357,872,644.14

AMOUNTS PER $1,000 UNIT






                                                                     Ending
        Principal        Interest      Total        Realized      Certificate
Class Distribution    Distributed  Distribution      Losses         Balance
A      12.83246630     5.04132390    17.87379020     0.00000000    978.39558237
X       0.00000000     0.00000000     0.00000000     0.00000000    983.51923718
LR      0.00000000     0.00000000     0.00000000     0.00000000      0.00000000
MR      0.00000000     0.00000000     0.00000000     0.00000000      0.00000000
UR      0.00000000     0.00000000     0.00000000     0.00000000      0.00000000
* The Class X Certificates accrue interest on a Notional Balance
PASS THROUGH RATES

        Original       Current         Next
      Pass-Through  Pass-Through   Pass-Through
     Interest Rate  Interest Rate Interest Rate(1)
           6.37500%       5.90625%       5.93750%
           3.15331%       3.00479%       3.93473%
           0.00000%       0.00000%       0.00000%
           0.00000%       0.00000%       0.00000%
           0.00000%       0.00000%       0.00000%
                                   (1) Estimated

(i)  Principal Distributions:
     Beginning Balance                                          $363,495,574.64
     Scheduled Principal                                            $228,700.96
     Curtailments                                                    $69,100.94
     Paid in Full                                                 $3,451,019.11
     Realized Losses                                                      $0.00
     Liquidation Proceeds                                                 $0.00
     Ending Balance                                             $359,746,753.63

(ii) Interest Distributions:
     Net Interest Due:                                            $2,835,951.42
     Less Prepayment Interest Shortfalls                                  $0.00
     Less Relief Act Interest Shortfall                                   $0.00
     Principal Collections:                                       $3,748,821.01
     Available Funds                                              $6,584,772.43

     Premium Amount                                                  $45,320.80
     Trustee Fees                                                     $1,666.02

(iii)Insured Payment to Class A Certificates                              $0.00
     Certificate Insurer Reimbursement Amount                             $0.00
     Cumulative Insurance Payments                                        $0.00

(iv) Required Subordinated Amount                                $10,973,250.14
     Subordinated Amount (before distributions)                     $929,135.14
     Subordinated Amount (after distributions)                    $1,874,109.49
     Subordination Increase Amount                               $10,044,115.00
     Subordination Decrease Amount                                        $0.00

(v)  Substitution Adjustments                                             $0.00
     Loan Repurchases                                                     $0.00

(vi) Realized Losses that were incurred during the related Due Period
     Total Realized Losses                                                $0.00

     Which Include:
     Fraud Losses                                                         $0.00
     Special Hazard Losses                                                $0.00
     Bankruptcy Losses                                                    $0.00







     Cumulative Realized Losses                                           $0.00

                                                 Number         Balance
(vii)Mortgage Loans purchased or substituted                  0           $0.00
     Cumulative Mortgage Loans purchased or subst             0           $0.00




                                                                % of Aggregate
                                                    Scheduled   Scheduled
(viiiDelinquency Information                       Principal    Principal
                                  Number             Balance    Balance
     30-59 days delinquent                   114 $10,688,107.20          2.9710%
     60-89 days delinquent                    27  $2,748,623.29          0.7640%
     90 or more days delinquent               23  $2,321,960.94          0.6454%
     *Note: The above statistics include loans in foreclosure proceedings, bankruptcy proceedings, or loans relating to REO properties.



                                                                % of Aggregate
                                                     Unpaid     Scheduled
                                                    Principal   Principal
                                  Number             Balance    Balance
     Loans in Foreclosure                      0          $0.00          0.0000%
     Loans in Bankruptcy                       0          $0.00          0.0000%
(ix) Loans in REO                              0          $0.00          0.0000%

     Total Book Value of REO Properties:                  $0.00


     Mortgage Loan Characteristics                  Beginning         End
(x)                                                 of Period      of Period
     Weighted Average Remaining Term to Maturity            341             341
     Weighted Average Mortgage Rate                     9.86226%        9.85439%
     Number of Loans                                      3,105           3,067
(xi)
     Fraud Loss Amount                            $7,315,500.09
     Bankruptcy Amount                              $133,956.00
     Special Hazard Amount                        $3,657,750.05

     Performance Measures:
     Net Monthly Excess Cash Flow                   $944,974.35
     Spread Squeeze Subordination Increase Amount         $0.00
     Rolling Loss Percentage                            0.00000%
     Rolling Delinquency Percentage              NA
     Cumulative Loss Percentage                         0.00000%
     Periodic Spread                                    3.05136%
     Step Up Trigger Occurrence                  NO
     Step Down Trigger Occurrence                NO




                                  SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                   NATIONSBANC ASSET SECURITIES, INC.
                   ASSET BACKED CERTIFICATES, SERIES 1997-1


                                                 By: /s/ Mark Lemay
                                                 Name:  Mark Lemay
                                                 Title:  Vice President
                                                 US Bank National Association
Dated:  February 27, 1998